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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                         -------------------------------

                                 Date of Report
                        (Date of earliest event reported)

                                February 26, 2002

                                  THE GAP, INC.
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                      1-7562                    94-1697231
--------------------------   --------------------------     --------------------
 (State of incorporation)     (Commission File Number)         (IRS Employer
                                                             Identification No.)



             Two Folsom Street
      San Francisco, California                             94105
 -----------------------------------------             --------------
 (Address of principal executive offices)                (Zip Code)


                                 (650) 952-4400
                      -------------------------------------
                         (Registrant's telephone number,
                              including area code)

                     One Harrison Street, San Francisco 94105
        ----------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5. Other Events.

     On February 26, 2002, The Gap, Inc. (the "Company") issued a press release announcing that it intends to sell senior convertible notes of the Company pursuant to a private placement under Rule 144A and Regulation S. A copy of this press release is attached hereto as Exhibit 99.1.

Item 7. Exhibits.

99.1          Press Release dated February 26, 2002

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   THE GAP, INC.
                                   (Registrant)

Date:  February 27, 2002           By:           /s/ Heidi Kunz
                                       -----------------------------------------
                                       Heidi Kunz
                                       Executive Vice President and
                                       Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit Number                   Description
--------------                   -----------
99.1          Press Release dated February 26, 2002